                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): January 24, 1997


                          MINDSPRING ENTERPRISES, INC.
     ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       0-27890                    58-2113290
-----------------------------       -----------                 -------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
of Incorporation)                   File Number)                Identification
                                                                Number)


1430 West Peachtree St., Suite 400, Atlanta, GA                     30309
-----------------------------------------------                   ----------
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (404) 815-0770

Item 5.       Other Events.

              Under the Asset Purchase Agreement between MindSpring Enterprises, Inc. (the "Company") and PSINet Inc. ("PSINet") dated June 28, 1996, which was amended on August 23, 1996 (effective June 28, 1996) and as of September 1, 1996 (the "Asset Purchase Agreement"), the Company agreed to purchase certain assets, including certain of PSINet's individual subscriber accounts and a customer service facility (the "Assets," as more fully defined in the Asset Purchase Agreement), from PSINet at two closings, as more fully described in the Current Report on Form 8-K/A filed by the Company on August 23, 1996. The first closing occurred on June 28, 1996. At the second closing under the Asset Purchase Agreement, which occurred as of September 1, 1996, the Company issued a promissory note to PSINet in the amount of $9,929,000 (the "Second Note"), as more fully described in the Current Report on Form 8-K filed by the Company on October 8, 1996.

              Effective as of January 24, 1997, the Company and PSINet further amended the Asset Purchase Agreement by entering into Amendment No. 3 to the Asset Purchase Agreement ("Amendment No. 3"), a copy of which is attached hereto as Exhibit 10.5. Under Amendment No. 3, the Company and PSINet agreed to a fixed aggregate purchase price for the Assets (the "Purchase Price") equal to $12,929,000 (excluding accrued interest and increases in principal amount under promissory notes previously issued to PSINet and paid in full by the Company). Prior to the adoption of Amendment No. 3, the aggregate purchase price for the Assets was determined by a formula set forth in the Asset Purchase Agreement. In connection with fixing the aggregate amount of the Purchase Price, the Company and PSINet amended the Second Note to, among other things, reduce the principal amount owed thereunder to $3,078,324, an amount equal to the remaining balance of the Purchase Price as of January 24, 1997. As amended, the Second Note no longer accrues interest and is no longer convertible into shares of Common Stock of the Company. A copy of the amended Second Note is attached hereto as Exhibit
4. The Company estimates that, as of January 24, 1997, it had acquired approximately 42,000 individual subscribers from PSINet pursuant to the Asset Purchase Agreement.

              In connection with the Asset Purchase Agreement, the parties also entered into a Network Services Agreement dated June 28, 1996, which was amended on August 23, 1996 (effective June 28, 1996) (the "Network Services Agreement"), pursuant to which PSINet has agreed generally to provide Internet connection services to the Company and its subscribers through PSINet points-of-presence ("POPs") in the United States or in the territories served with such services by PSINet or any PSINet wholly owned subsidiary. Effective as of January 1, 1997, the Company and PSINet further amended the Network Services Agreement by entering into Amendment No. 2 to the Network Services Agreement, a copy of which is attached hereto as Exhibit 10.6. Amendment No. 2 to the

Network Services Agreement provides for certain discounts to the monthly service fees which otherwise would have been payable by the Company to PSINet through October 31, 1998. Also pursuant to Amendment No. 2 to the Network Services Agreement, the Company and PSINet agreed, among other things, (i) that, subject to certain exceptions, PSINet may not terminate the Network Services Agreement prior to October 31, 1998, and (ii) that the Company may terminate the Network Services Agreement at any time upon 60 days' written notice to PSINet without penalty.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              (c)  Exhibits.

4             Promissory Note dated October 22, 1996.

10.1 Asset Purchase Agreement by and between MindSpring Enterprises, Inc. and PSINet Inc., dated June 28, 1996 (filed as Exhibit 10.1 to Current Report on Form 8-K dated June 28, 1996, File No. 0-27890, and incorporated herein by reference).

10.2 Network Services Agreement by and between MindSpring Enterprises, Inc. and PSINet Inc., dated June 28, 1996 (filed as Exhibit 10.2 to Current Report on Form 8-K dated June 28, 1996, File No. 0-27890, and incorporated herein by reference).

10.3 Amendment No. 1 to Asset Purchase Agreement and Network Services Agreement, dated August 23, 1996, effective as of June 28, 1996 (filed as Exhibit 10.3 to Current Report on Form 8-K/A dated June 28, 1996, File No. 0-27890, and incorporated herein by reference).

10.4 Amendment No. 2 to Asset Purchase Agreement, dated as of September 1, 1996 (filed as Exhibit 10.3 to Current Report on Form 8-K dated September 20, 1996, File No. 0-27890, and incorporated herein by reference).

10.5          Amendment No. 3 to Asset Purchase Agreement, dated as of January
              24, 1997.

10.6          Amendment No. 2 to Services Agreement, dated as of January 1,
              1997.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MINDSPRING ENTERPRISES, INC.


Date:  February 28, 1997                        By: /s/ Michael J. Misikoff
                                                   ----------------------------
                                                   Michael J. Misikoff
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER                          EXHIBIT
-----------------------------------------------------------

4             Promissory Note dated October 22, 1996.

10.1 Asset Purchase Agreement by and between MindSpring Enterprises, Inc. and PSINet Inc., dated June 28, 1996 (filed as Exhibit 10.1 to Current Report on Form 8-K dated June 28, 1996, File No. 0-27890, and incorporated herein by reference).

10.2 Network Services Agreement by and between MindSpring Enterprises, Inc. and PSINet Inc., dated June 28, 1996 (filed as Exhibit 10.2 to Current Report on Form 8-K dated June 28, 1996, File No. 0-27890, and incorporated herein by reference).

10.3 Amendment No. 1 to Asset Purchase Agreement and Network Services Agreement, dated August 23, 1996, effective as of June 28, 1996 (filed as Exhibit 10.3 to Current Report on Form 8-K/A dated June 28, 1996, File No. 0-27890, and incorporated herein by reference).

10.4 Amendment No. 2 to Asset Purchase Agreement, dated as of September 1, 1996 (filed as Exhibit 10.3 to Current Report on Form 8-K dated September 20, 1996, File No. 0-27890, and incorporated herein by reference).

10.5          Amendment No. 3 to Asset Purchase Agreement, dated as of January
              24, 1997.

10.6          Amendment No. 2 to Services Agreement, dated as of January 1,
              1997.